UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 18, 2007
PPG INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-01687	25-0730780

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania	15272

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (412) 434-3131
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On May 18, 2007, PPG Industries, Inc. issued the press release attached hereto as Exhibit 99.1, which describes a presentation made to investment analysts by Charles E. Bunch, Chairman and Chief Executive Officer and David Navikas, Vice President and Corporate Controller. The press release is incorporated by reference in its entirety into this Item 7.01.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
     Exhibit 99.1 Press Release of PPG Industries, Inc. dated May 18, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2007	PPG INDUSTRIES, INC. (Registrant)

	By:	/s/ James C. Diggs

James C. Diggs Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release of PPG Industries, Inc. dated May 18, 2007